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Exhibit 10.2.2

AMENDMENT TO ENVIRONMENTAL AGREEMENT

        THIS AMENDMENT TO ENVIRONMENTAL AGREEMENT is made as of this 15th day of March, 1995, by and between ALLIANT TECHSYSTEMS INC. ("Alliant"), a Delaware corporation, and HERCULES INCORPORATED ("Hercules"), a Delaware corporation (collectively, the "Parties").

        WHEREAS, the Parties entered into an Environmental Agreement dated October 28, 1994 (the "Environmental Agreement");

        WHEREAS, the Parties have agreed that Alliant shall be entitled to renew the one-year lease pertaining to the Kenvil Facility for two additional one-year terms and the one-year lease pertaining to the Clearwater Facility for three additional one-year terms; and

        WHEREAS, the Parties now wish to modify the text of the Environmental Agreement in certain limited respects to reflect the Parties' agreement with respect to the renewal of the Kenvil Facility and Clearwater Facility leases;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants herein, in the Environmental Agreement, and in the Purchase and Sale Agreement between the Parties, the Parties agree as follows:

          1.     The first sentence of § 8.4(b) of the Environmental Agreement is hereby modified by deleting the following: ", but with respect to the Kenvil Facility only to the extent any such Release occurs before the third (3rd) anniversary of the Closing Date".

          2.     Section 12.1 of the Environmental Agreement is hereby modified as follows:

    (a)
    in the third sentence of § 12.1, the word "five" is deleted and the word "two" is substituted in its place; and

    (b)
    the fourth sentence of § 12.1 is deleted in its entirety.

          3.     The second sentence of § 12.2(b) is hereby modified by deleting the following: ", as such obligation shall be modified by any agreement of the Parties described in Section 12.1 of this Environmental Agreement,".

          4.     As amended by this Amendment to Environmental Agreement, the Environmental Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF. Hercules and Alliant, each by its duly authorized representative, have executed this Amendment to Environmental Agreement on the dates inserted below.

Attest:	ALLIANT TECHSYSTEMS INC.

/s/	By:	/s/ DARYL L. ZIMMER
	Name:	Daryl L. Zimmer
Corporate Seal	Title:	Vice President & General Counsel
	Date:	May 15,1995

Attest:	HERCULES INCORPORATED

/s/ ISRAEL J. FLOYD	By:	/s/ R. KEITH ELLIOTT
	Name:	R. Keith Elliott
Corporate Seal	Title:	Executive VP & Chief Financial Officer
	Date:	March 15, 1995

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  Exhibit 10.2.2
AMENDMENT TO ENVIRONMENTAL AGREEMENT